Vector Variable Annuity

Vector II Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated January 26, 2011

to Prospectuses Dated May 1, 2010

This supplement will alter the prospectus listed above in the following manner:

The Board of Directors of the Universal Institutional Funds, Inc. (the “Fund”) has approved closing the Mid Cap Growth Portfolio (the “Portfolio”), a series of the Fund, to new investors. Consequently, the Portfolio will suspend the offering of its shares to new investors at the close of business on March 31, 2011. The Fund may continue to offer shares of the Portfolio to existing shareholders.

On page two of the prospectus, under Separate Account Investment Portfolios, the following portfolio will be closed to new investors effective March 31, 2011.

                        UIF Mid Cap Growth Portfolio

Under the section titled, Investment Policies of the Funds’ Portfolios, add the following reference to footnote 3.

UIF Mid Cap Growth Portfolio3

Under the section titled, Investment Policies of the Funds’ Portfolios, add the following footnote after the table:

3This Investment Division will be closed to new investors as of March 31, 2011. If You have money invested in this Investment Division as of the close of business on Thursday, March 31, 2011, You may continue to make additional investments into the portfolio.  However, if You redeem or transfer completely out of this Investment Division after this date, You will not be able to reinvest in the portfolio.

Please retain this supplement for future reference.